UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 14, 2005 (July 1, 2005)

Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 362-5800

None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On July 5, 2005, Smith Micro Software, Inc. (the “Company”) announced that it had completed its acquisition of the issued and outstanding capital stock of Allume Systems, Inc. pursuant to a Stock Purchase Agreement dated July 1, 2005, between the Company and International Microcomputer Software, Inc. Pursuant to Item 9.01 of Form 8-K filed on July 5, 2005, the Company indicated that it would file certain financial information no later than the date required by Item 9.01 of Form 8-K. This Amendment is filed to provide the required financial information.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial statements of business acquired. In response to Item 9.01(a) of Form 8-K, the following financial statements of Allume Systems, Inc. are attached hereto as Exhibit 99.1: (1) audited balance sheets as of June 30, 2004 and 2005, and related statements of operations and cash flows for the year ended June 30, 2005 and the periods from July 1, 2003 through April 18, 2004 and from April 19, 2004 through June 30, 2004 , together with the report thereon of Burr, Pilger & Mayer LLP.
     (b) Unaudited pro forma financial information. In response to Item 9.01(b) of Form 8-K, the following unaudited pro forma combined condensed financial statements are attached hereto as Exhibit 99.2: the unaudited pro forma combined condensed Balance Sheet as of June 30, 2005, and the unaudited pro forma combined condensed statements of operations for the year ended December 31, 2004, and six month period ended June 30, 2005.
     (c) Exhibits.

Exhibit Number	Description
2.1	Stock Purchase Agreement dated July 1, 2005, between Smith Micro Software, Inc. and International Microcomputer Software, Inc. (previously filed as Exhibit 2.1 to Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2005)

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Financial Statements for the year ended June 30, 2005 and the periods from July 1, 2003 through April 18, 2004 and from April 19, 2004 through June 30, 2004 of Allume Systems, Inc. (the acquired business).

99.2	Unaudited Pro Forma Combined Condensed Financial Statements of Smith Micro Software, Inc. for the year ended December 31, 2004 and the six month period ended June 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

(Registrant)

September 14, 2005	By: /s/ Andrew C. Schmidt

Date	Name: Andrew C. Schmidt Title: Chief Financial Officer

Index to Exhibits

Exhibit
Number	Exhibit
2.1	Stock Purchase Agreement dated July 1, 2005, between Smith Micro Software, Inc. and International Microcomputer Software, Inc. (previously filed as Exhibit 2.1 to Registrant’s Current Report of Form 8-K filed with the Securities and Exchange commission on July 5, 2005)
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited Financial Statements for the year ended June 30, 2005 and the periods from July 1, 2003 through April 18, 2004 and from April 19, 2004 through June 30, 2004 of Allume Systems, Inc. (the acquired business).
99.2	Unaudited Pro Forma Combined Condensed Financial Statements of Smith Micro Software, Inc. for the year ended December 31, 2004 and the six month period ended June 30, 2005.